UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2023

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On April 25, 2023, Body and Mind Inc. (the “Company”) granted an aggregate of 9,773,000 stock options pursuant to the Company’s 2023 Stock and Incentive Plan having an exercise price of CAD$0.065 per share and an expiry date of five years from the date of grant to 14 individuals who were directors, officers, employees and consultants of the Company. The Company relied upon the exemption from registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), provided by Rule 903 of Regulation S promulgated under the U.S. Securities Act for the grant of stock options to the individuals who are non-U.S. persons, and upon the exemption from registration under Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act for the individuals who are U.S. persons. The stock options have various vesting provisions where some stock options vest immediately, some have a portion that vest immediately and a portion that vest as to 25% on each date that is 6 months, 12 months, 18 months and 24 months from the date of grant, and some only vest as to 25% on each date that is 6 months, 12 months, 18 months and 24 months from the date of grant.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On April 25, 2023, the Board of Directors of the Company approved and granted an aggregate of 9,773,000 stock options to certain directors, officers, employees and consultants of the Company having an exercise price of CAD$0.065 per share and an expiry date of five years from the date of grant.

The following table below sets forth the stock option awarded to the Company’s current directors and officers on April 25, 2023 along with the respective vesting provisions:

Name	Number of Stock Options	Number that vest immediately	Number that vest as to 25% on each date that is 6, 12, 18 and 24 months from date of grant
Michael Mills (President, CEO and Director)	2,474,000	1,474,000	1,000,000
Stephen ‘Trip’ Hoffman (COO and Director)	2,499,000	1,499,000	1,000,000
Dong Shim (CFO)	1,300,000	950,000	350,000
Brent Reuter (Director)	700,000	500,000	200,000
Alexis Podesta (Director)	450,000	250,000	200,000
Josh Rosen (Director)	250,000	Nil	250,000
Darren Tindale (Corporate Secretary)	700,000	650,000	50,000

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SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On April 26, 2023, the Company issued a news release to announce entry into the Illinois market with the opening of the Body and Mind dispensary in Markham, Illinois.

The Body and Mind dispensary is a full-service cannabis dispensary and brings our battle-tested skills and experience from the California, Nevada, Ohio, Michigan and Arkansas markets to help patients and customers with a wide range of brands and cannabis offerings including edibles, flowers, vaping products, concentrates, capsules, tinctures, topicals and accessories. The new location offers convenient on-line ordering for pickup.

“We are excited to open the Markham dispensary and believe that Illinois continues to be an underserved market for cannabis patients and customers,” said Michael Mills, CEO of Body and Mind. “We believe our approachable and efficient store design, curated product offerings, and knowledgeable staff will be welcomed in the Illinois market. The second Body and Mind dispensary in Illinois is moving through the development stage and the Company is advancing our Illinois and New Jersey opportunities as quickly as possible.”

“I would like to further acknowledge and thank our license application team on the culmination of their efforts in applying for Illinois licenses which started in 2019. We consider license applications to be one of our core Company competencies which work in parallel to our operating dispensaries, cultivation and processing business units. We believe that winning licenses through successful applications remains one of the highest return on investment activities in cannabis. We have demonstrated success with winning license applications and look forward to using this parallel path to create potential additional shareholder value while ensuring we are focused on operational excellence in Illinois and New Jersey.”

The Company has options to acquire the Body and Mind-branded dispensary in Markham, Illinois along with the other Illinois Body and Mind-branded dispensary pursuant to a convertible credit facility between DEP and each of NMG IL 1, LLC and NMG IL 4, LLC and membership interest purchase agreements between DEP and the members of NMG IL 1, LLC and NMG IL 4, LLC. The dispensaries are managed by the Company.

Additionally, and as authorized by the Company’s compensation committee and board of directors, the Company has issued an aggregate of 9,773,000 stock options (the “Options”) in accordance with the Company’s 2023 Stock and Incentive Plan. The Options are exercisable at a price of CAD$0.065 per share for a five (5) year term expiring April 25, 2028. The Options were granted to certain directors, officers, employees and consultants of the Company. 5,723,000 of the Options vested immediately and 4,050,000 of the Options vest as to 25% on each date that is 6 months, 12 months, 18 months and 24 months from the date of grant. In accordance with the Policies of the Canadian Securities Exchange, the Options and any common shares issued upon exercise will be subject to a four-month resale restriction from the date of grant.

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated April 26, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: April 26, 2023	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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